SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Flexible Real Estate Income Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2025

PIMCO FLEXIBLE REAL ESTATE INCOME FUND (REFLX)

650 Newport Center Drive

Newport Beach, California 92660

To the Shareholders of REFLX (the “Fund”):

Notice is hereby given that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Friday, April 25, 2025, at 12:30 p.m., Pacific Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:1

1.	To elect Trustees of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If you are planning to attend the Meeting in-person, please call 1-888-339-9243 in advance.

The Board of Trustees of the Fund has fixed the close of business on March 7, 2025 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali & Co., at (888) 339-9243 Monday through Friday from 10:00 a.m. to 11:00 p.m., Saturday from 12:00 p.m. to 5:00 p.m. Eastern time.

[1]	The principal executive office of the Fund is located at 650 Newport Center Drive, Newport Beach, California 92660.

By order of the Board of Trustees of the Fund

RYAN G. LESHAW
Ryan G. Leshaw
Secretary and Chief Legal Officer

Newport Beach, California

March 13, 2025

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO FLEXIBLE REAL ESTATE INCOME FUND (REFLX)

650 Newport Center Drive

Newport Beach, California 92660

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 25, 2025

This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2024 for the Fund are also available at pimco.com/literature.

PROXY STATEMENT

March 13, 2025

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of the shareholders of REFLX (the “Fund”) of proxies to be voted at the Special Meeting of Shareholders of the Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this Proxy Statement to refer to the Special Meeting of Shareholders of the Fund, as dictated by the context. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Friday, April 25, 2025, at 12:30 p.m., Pacific Time. The principal executive office of the Fund is located at 650 Newport Center Drive, Newport Beach, California 92660.

If it is determined that a change in the date, time or location of the Meeting or a change to a virtual meeting format is advisable or required, the Fund will notify its shareholders of such plans in a timely manner. If the Meeting will be held virtually, the Fund will disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Fund plans to announce these changes, if any, at pimco.com and encourages you to check this website prior to the Meeting if you plan to attend.

The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about March 17, 2025.

The Meeting is scheduled as a meeting of the holders of all shares of the Fund, which consist of holders of common shares of the Fund (the “Common Shareholders”) and holders of preferred shares (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of the Fund are expected to consider and vote on similar matters. The Shareholders of the Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of the Fund. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Meeting.

The Board of the Fund has fixed the close of business on March 7, 2025 as the record date (the “Record Date”) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of the Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with the Common Shareholders and will vote together with Common Shareholders as a single class.

The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of the Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
REFLX	32,242,798	125

The following table sets forth the number of record holders of each class of shares of the Fund on the Record Date:

Fund	Title of Class	Number of Record Holders
REFLX	Common Preferred	2,263 125

On each proposal to be brought before the Meeting, the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the Fund’s Common Shareholders and will vote together with Common Shareholders as a single class.

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote to the Fund, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Meeting in-person, please call 1-888-339-9243 in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO serves as the investment manager of the Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for the Fund will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund, including the costs of retaining Sodali & Co, which are estimated to be approximately $10,000.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and share the same surname. Additional copies of the Proxy Statement, as well as copies of a Fund’s annual report to shareholders, will be delivered promptly upon request without charge. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 1-888-339-9243 on any business day.

As of the Record Date, the Trustees, nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Shares. As of the Record Date, to the knowledge of the Fund, other than as set forth below, no person beneficially owned more than five percent (5%) of the outstanding shares of a Fund:

Beneficial Owner*	Class	Percentage of Ownership of Class
ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	A-3	100%

ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	A-4	100%

ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	Institutional	17.02%

ALLIANZ ASSET MANAGEMENT OF AMERICA LLC 650 NEWPORT CENTER DRIVE NEWPORT BEACH CA 92660-6424	Institutional	6.97%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	23.73%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	19.81%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	F	48.18%

*	A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a Fund.

PROPOSAL: ELECTION OF TWO TRUSTEES

The purpose of this Proposal is to elect two nominees to the Board of Trustees, both of whom do not currently serve as Trustees of the Trust. The nominees for election to the Board of Trustees are Alan Alperin and Kym M. Hubbard. Mr. Alperin and Ms. Hubbard are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Nominees”). Each of the Nominees was recommended for nomination by the Governance and Nominating Committee, which is comprised solely of Trustees who are not “interested persons” of each Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). All of the nominees were approved by the Governance and Nominating Committee of the Board of Trustees and by the Board of Trustees.

The Board of Trustees of the Fund is currently composed of three Trustees, two of whom are Independent Trustees and one of who is an Interested Trustee. The current Trustees are Debra W. Huddleston, Anne K. Kratky and Rick LeBrun. Section 16(a) of the 1940 Act requires a shareholder vote to elect a new trustee of a fund if, after the new trustee’s appointment to the board, the board would have less than two-thirds (66.67%) of its trustees elected by shareholders. The current Trustees were all elected by the sole initial Shareholder of the Fund. If all of the Nominees are approved by Shareholders of the Fund, the Board of Trustees of the Fund will consist of five Trustees, one of whom will be an Interested Trustee and four of whom will be Independent Trustees. The election of each Nominee will be effective upon such Nominee’s receiving the required vote for his or her election, as discussed below.

If elected, each of the Nominees will serve as Trustee of the Fund during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote each proxy for the persons listed above. Each of the Nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute Nominee as the Board of each Fund may designate (or, alternatively, the Board may determine to save a vacancy).The Declaration of Trust for the Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trusts will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Trustees and Officers

The business of the Fund is managed under the direction of the Board. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”) and Delaware law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure. The Board consists of three Trustees, two of whom are Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of the Fund meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has established three standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Oversight Committee, the Governance and Nominating Committee and the Valuation Oversight Committee. The functions and role of each Committee are described below under “Committees of the Board.” The membership of each Committee consists of only the Independent Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of PIMCO in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds overseen by the Board that are advised by PIMCO or have an investment adviser that is an affiliated person of PIMCO (the “Fund Complex”), the variety of asset classes those funds include, the assets of the Fund and the other funds overseen by the Board in the Fund Complex and the management, distribution and other service arrangements of the Fund and such other funds. The Board also believes that its structure, including the presence of one Trustee who is an executive with PIMCO or PIMCO-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight. Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting.

In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized to the Manager the importance of maintaining vigorous risk management programs and procedures with respect to the Funds.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees/Nominees and officers of the Fund, their year of birth, the positions they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Information Regarding Trustees and Nominees

The following table provides information concerning the Trustees/Nominees of the Fund as of January 1, 2025.

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Debra W. Huddleston 1962	Trustee	Since inception	Managing Director, Brean Capital (since 2022); Employee/Consultant, Brean Capital (2021-2022); Independent Credit Committee Member, Phoenix RealTech (since 2022); Independent Advisor, Phoenix Rated Fund and The Phoenix (since 2025). Formerly, Chairman of the Board of Directors, National Bank Cooperative Bank (2016-2023); and Member of the Board of Directors, Fieldpoint Private Bank (2021-2023).	2	None

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Anne K. Kratky 1961	Trustee	Since inception	Formerly, Deputy Chief Risk Officer, GE Capital (2014-2017); Chief Credit Officer, GE Capital (2015-2017).	2	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kym M. Hubbard 1957	Nominee	N/A	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young (2008-2016).	None	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Alperin 1955	Nominee	N/A	Formerly, Managing Director, Credit Suisse Group AG (various roles, including Head of Fixed Income, Western Region (U.S.), 1997-2016)	None	Formerly, Director, Voyager Aviation Holdings (2021-2024)

Interested Trustees/Nominees
Rick LeBrun(4) 1976	Chair of the Board, Trustee	Since inception	Managing Director and Head of Alternatives Business Management, PIMCO (since 2021); Managing Director, PIMCO (since 2015)	2	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o 650 Newport Center Drive, Newport Beach, California 92660.
(2)	Under the Fund’s Declaration, a Trustee serves until his or her resignation, retirement, removal, declination to serve, incapacity, death or replacement.
(3)	The Term “Fund Complex” as used herein includes the Fund and PIMCO Capital Solutions BDC Corp.
(4)	Mr. LeBrun is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and Nominee of the Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Fund.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*, **
Independent Trustees/Nominees
Debra W. Huddleston	None	None
Anne K. Kratky	None	None
Alan Alperin	None	None
Kym M. Hubbard	None	None

Interested Trustees/Nominees
Rick LeBrun	Over $100,000	Over $100,000

*	Securities are valued as of the Record Date.
**	The term “Family of Investment Companies” as used herein includes the Fund and PIMCO Capital Solutions BDC Corp.

To the knowledge of the Fund, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees did not knowingly own beneficially securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Compensation. Each of the Independent Trustees also serves as a director of PIMCO Capital Solutions BDC Corp.

Each Independent Trustee receives annual compensation of $150,000 for his or her service on the Board, payable quarterly. The Audit Oversight Committee Chair receives an additional $20,000 annually, payable quarterly. The Valuation Oversight Committee Chair receives an additional $15,000 annually, payable quarterly. The Governance and Nominating Committee Chair receives an additional $5,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

The Fund has no employees. The Fund’s officers and Interested Trustee are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex (see below).

The following table sets forth information regarding the compensation received by the Independent Trustees and Nominees for the fiscal year ended December 31, 2024. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including the Interested Trustee, serves without any compensation from the Fund.

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from the Fund for the Fiscal Year Ended December 31, 2024	Total Compensation from the Fund and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2024
Independent Trustee/Nominee
Debra W. Huddleston	$85,000	$170,000
Anne K. Kratky	$85,000	$170,000
Alan Alperin	N/A	N/A
Kym M. Hubbard	N/A	N/A
Interested Trustee
Rick LeBrun(1)	None	None

Trustee and Nominee Qualifications. The Board has determined that each nominee is qualified to serve as a Trustee based on several factors (none of which alone is decisive). Each nominee is knowledgeable about the Fund’s business and service provider arrangements in part because he or she serves as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates with similar arrangements to that of the Fund, has had significant experience in the investment management and/or financial services industries, or has other experience deemed qualifying by the Board. Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee and/or nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Fund. The following is a summary of various qualifications, experiences and skills of each Trustee and/or nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Alan Alperin — Mr. Alperin was formerly Manager Director at Credit Suisse Group AG serving as Head of Fixed Income, Western Region (U.S.). He has over 30 years of experience in various sales and trading and finance roles and a prior 10 years in financial control roles. Mr. Alperin also has served as a Board member and committee chair (audit and compensation) for an aviation leasing company. He holds an MBA degree from NYU Stern School of Business and an undergraduate degree from State University of New York at Buffalo.

Kym M. Hubbard — Ms. Hubbard has prior financial, operations and management experience as the Global Head of Investments, Chief Investment Officer and Treasurer of a large accounting firm. She has extensive experience in the financial services industry including, buy side, sells, and management. Additionally, Ms. Hubbard has valuable experience from her service on the Board of Trustees of various trusts that make up the PIMCO Funds complex since 2017. She also sits on the Board of a private consulting firm, and was previously on the Board of State Auto Financial Corporation where she chaired the Investment Committee. Ms. Hubbard holds an undergraduate degree in Accounting from Bradley University.

Debra W. Huddleston — Ms. Huddleston currently serves as an Independent Credit Committee member at Phoenix RealTech, which she joined in 2022. She also serves as Independent Advisor at Phoenix Rated Fund and The Phoenix, both of which she joined in January 2025. She joined Brean Capital in 2021 and is currently employed as a managing director. Previously, Ms. Huddleston was a member of the board of directors of National Cooperative Bank until 2023, an independent non-executive member of the board of directors of Fieldpoint Private Bank until 2023, and has been a managing director at financial institutions such as Centennial Bank, Ranieri Partners, Perella Weinberg Partners, BlackRock and Credit Suisse. Ms. Huddleston holds an MBA degree from the Wharton School of the University of Pennsylvania and received an undergraduate degree from Brown University.

Anne K. Kratky — Ms. Kratky has over 30 years of experience with GE Capital and GE in a variety of risk, lending, investing, portfolio management and treasury roles. Ms. Kratky served as the deputy chief risk officer of GE Capital from 2014 to 2017, the chief credit officer of GE Capital from 2015 to 2017, and the deputy treasurer and chief risk officer of the treasury department of GE Capital and GE from 2011 to 2014. Ms. Kratky was also the chief risk officer of GE Capital Aviation Services. Previously, served on the board of directors of GE Financial Markets (GE Capital’s market-facing entity in Ireland) and GE Aviation Services Ltd. She also was a founding member of the board of directors of Synchrony Financial Corp., where she served on the Risk Committee. Ms. Kratky holds an undergraduate degree in systems analysis with an emphasis in finance from Miami University.

Rick LeBrun — Mr. LeBrun is a managing director and head of alternatives business management at PIMCO, located in the Newport Beach office. Previously, Mr. LeBrun was deputy general counsel, primarily responsible for the firm’s alternative funds and transactions. Prior to joining PIMCO in 2005, he was an associate with Ropes & Gray, focusing on investment management and private-equity-related matters. He has 21 years of legal experience and holds a J.D. from the University of Michigan Law School, where he was admitted to the Order of the Coif. He received an undergraduate degree from Northwood University. He was admitted to the bar in Massachusetts and New York.

Committees of the Board of Trustees

Audit Oversight Committee. The Board has established an Audit Oversight Committee, currently consisting of Mses. Huddleston and Kratky, each of whom is an Independent Trustee. Ms. Kratky is the current Chair of the Fund’s Audit Oversight Committee.

The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of an independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund and approves non-audit services to be performed by the auditors for certain affiliates, including PIMCO and entities in a control relationship with PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm.

The Board of the Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for the Fund, adopted as of June 22, 2022, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of the Fund, dated March 6, 2025, is attached to this Proxy Statement as Exhibit C.

Governance and Nominating Committee. The Board has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Mses. Huddleston and Kratky. Ms. Huddleston is the current Chair of the Governance and Nominating Committee. The primary purposes and responsibilities of the Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.

The responsibilities of the Governance and Nominating Committee include considering and making recommendations to the Fund’s Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Board, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures. The Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Fund to the Independent Trustees for their services on the Board and any committees on the Board.

The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Governance and Nominating Committee of the Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Qualifications, Evaluation and Identification of Trustees/Nominees. The Governance and Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee of the Fund may, but is not required to, retain a third-party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee of the Fund will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Flexible Real Estate Income Fund”, which are set forth as Appendix B to the Fund’s Governance and Nominating Committee Charter, attached to this Proxy Statement as Exhibit B. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the relevant Fund, to the attention of such Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Governance and Nominating Committee Charter for the Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Diversity. The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. The Board has adopted a diversity policy and, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Valuation Oversight Committee. The Board of the Fund has established a Valuation Oversight Committee currently consisting of Mses. Huddleston and Kratky. Ms. Huddleston is the current Chair of the Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in each Fund’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Meetings. During the fiscal year ended December 31, 2024, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session two times and the Valuation Oversight Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 100% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for the Fund that were held during the fiscal year ended December 31, 2024.

Shareholder Communications with the Board of Trustees. The Board of Trustees of the Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, PIMCO Flexible Real Estate Income Fund, c/o Fund Administration, Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The Secretary of the Fund or his designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund or (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but they shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund’s Trustees are not required to attend the Fund’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Reports. Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act and the rules thereunder require the Fund’s trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC. Based solely on a review of the forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, the Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during the Fund’s most recently concluded fiscal year.

Required Vote. The election of Mr. Alperin and Ms. Hubbard to the Board of REFLX will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.

The requirement for “the affirmative vote of a plurality of the votes… cast” means, assuming that a quorum is present, that a nominee who receives the largest number of votes of the applicable Shares cast in person or by proxy at the Meeting (even if he or she receives less than a majority) will be elected as a Trustee.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND THE ELECTION OF ALL THE NOMINEES.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers of the Fund hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Fund who are principals, officers, members or employees of the Manager are not compensated by the Fund.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua D. Ratner[1] 1976	President	Since 2024	Executive Vice President and Head of Americas Operations-Client, Legal and Funds; Deputy General Counsel, PIMCO. President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley[1] 1975	Chief Compliance Officer	Since inception	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Ryan G. Leshaw[2] 1980	Chief Legal Officer and Secretary	Chief Legal Officer — Since Inception Secretary — Since August 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Capital Solutions BDC Corp, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas B. Burrill[1] 1980	Vice President	Since inception	Senior Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[2] 1982	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Alyssa M. Creighton[2] 1974	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Michele N. Ellis[2] 1975	Vice President	Since August 2024	Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

John W. Lane[2] 1969	Vice President	Since inception	Executive Vice President, PIMCO. President, PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee[2] 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Greg J. Mason[3] 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen P. McLaughlin[3] 1983	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain[2] 1981	Vice President	Since 2024	Executive Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber[2] 1973	Vice President	Since inception	Executive Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Paul T. Wildermuth[2] 1979	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[2] 1978	Treasurer	Since inception	Executive Vice President, PIMCO. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[2] 1982	Deputy Treasurer	Since 2024	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[3] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Laine E. Pacetti[2] 1989	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern[1] 1979	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu2 1983	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jaime Dinan[1] 1988	Assistant Secretary	Since August 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

[1]	The business address of these officers is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
[2]	The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

[3]	The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of the Fund, the Manager is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of the Fund’s Board and the full Board of the Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2025 for the Fund. PwC served as the independent registered public accounting firm of the Fund for the fiscal year ended December 31, 2024 and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106. The Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. The Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, the Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Service

Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

The Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or a Service Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Service Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statement included in annual report and registration statement, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
REFLX	December 31, 2024	$213,929
	December 31, 2023	$84,988

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statement, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Fund), if applicable. The table below shows, for the Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund.

Fund	Fiscal Year Ended	Audit-Related Fees
REFLX	December 31, 2024	$32,750
	December 31, 2023	$—

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Fund’s Service Affiliates for tax-related services related directly to the operation and financial reporting of the Fund.

Fund	Fiscal Year Ended	Tax Fees
REFLX	December 31, 2024	$—
	December 31, 2023	$—

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Service Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during the Fund’s last two fiscal years as reflected below, for services rendered to the Fund and the Fund’s Service Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees*
REFLX	December 31, 2024	$32,750	$27,687,189	$27,719,939
	December 31, 2023	$—	$28,843,819	$28,843,819

*	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Service Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to the Fund, or to PIMCO with respect to the Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

REFLX (Fiscal Year Ended December 31, 2024)
Audit Fees	$213,929
Audit-Related Fees	$32,750
Tax Compliance/ Tax Return Preparation Fees	$—
All Other Fees	$—
Percentage of Total Fees attributable to All Other Fees	0%

The Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments, Meeting Logistics and Methods of Tabulation. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) or more of the total combined votes of all Shares of the Fund entitled to vote at such Meeting. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for the Fund will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposal properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee and will have no effect on the outcome of the proposal. In the case of a contested election, abstentions and non-votes may require a nominee to receive a higher percentage of the votes cast in order to achieve a plurality of the votes cast but will not be counted as votes against such nominee’s election.

Reports to Shareholders. The Annual Report to Shareholders for the most recently completed fiscal year of the Fund was mailed on or about March 1, 2025.

Additional copies of the Fund’s Annual Report and Semi-Annual Report may be obtained without charge from the Fund by calling 1-(844)-312-2113, by visiting the Fund’s website at pimco.com/literature or by writing to the Fund at 650 Newport Center Drive, Newport Beach, CA 92660.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

March 13, 2025

Exhibit A to Proxy Statement

PIMCO Sponsored Interval Funds

PIMCO Sponsored BDCs

Audit Oversight Committee Charter

(Adopted as of June 22, 2022)

The Board of Directors/Trustees (each a “Board”) of each of the registered investment companies/business development companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many Directors/Trustees as the Board shall determine. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended. Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment.

Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form N-CSR or Item 407 of Regulation S-K, as applicable).

One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates.

4. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

5. Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

6. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

7. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

8. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

9. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

10. Meet with management and the independent auditors on a periodic basis to review and discuss the Fund’s periodic financial statements, as applicable, including any specific disclosure of management’s discussion of the Fund’s investment performance.

11. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

12. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any fraud, improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation, Certificate of Incorporation, and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Scope of Responsibility

This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Funds not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of June 22, 2022)

PIMCO Sponsored Interval Funds

PIMCO Flexible Real Estate Income Fund

PIMCO Sponsored BDCs

PIMCO Capital Solutions BDC Corp.

Exhibit B to Proxy Statement

Governance and Nominating Committee Charter

PIMCO Sponsored Interval Funds

PIMCO Sponsored BDCs

(Adopted as of June 22, 2022)

The Boards of Directors/Trustees (the “Boards”) of each Trust and Corporation (each Trust and Corporation, a “Fund”) listed on Appendix A have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee are (i) advising and making recommendations to the Board on matters concerning Board governance and related Director/Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Directors/Trustees, as defined below.

Organization

1. Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

2. One or more members of a Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with each Fund’s Bylaws.

Duties and Responsibilities for Governance Matters

1. Overview of Responsibilities. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Directors/Trustees; (2) in consultation with the Chair of the Board, matters concerning the functions and duties of the Directors/Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

2. Independent Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.

3. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Director/Trustee Nominations

1. Qualifications for Director/Trustee Nominees. A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.

2. Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. With respect to annual nominations, absent circumstances warranting different action, the Board expects that such nominations will be made in a manner designed to maintain common Board membership with the other Funds.

3. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for certain PIMCO Sponsored Interval Funds) and Appendix B (for PIMCO Sponsored BDCs) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

4. Recommendation of Candidates to the Board. The Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Director/Trustee candidates who would not qualify as Independent Trustees.

Operating Guidelines

1. The appropriate officers of the Fund shall provide or arrange to provide such information, data, and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.

2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Director/Trustee of a Fund, under federal and state law.

Appendix A

Funds Subject to this Charter

(As of June 22, 2022)

PIMCO Sponsored Interval Funds

PIMCO Flexible Real Estate Income Fund

PIMCO Sponsored BDCs

PIMCO Capital Solutions BDC Corp.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for

Certain PIMCO Sponsored Interval Funds

A shareholder of PIMCO Flexible Real Estate Income Fund (the “Fund”) must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to the Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Exhibit C to Proxy Statement

Report of Audit Oversight Committees

of

PIMCO Flexible Real Estate Income Fund

(the “Fund”)

Dated March 6, 2025

The Audit Oversight Committee (the “Committee”) oversee the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statement and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statement for the fiscal year ended December 31, 2024 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statement for the fiscal year ended December 31, 2024. The Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with a fund’s audit committee various matters relating to the auditor’s independence) and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to, or on behalf of, the Fund and, to the

C-1

extent applicable with respect to the Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to the Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statement for the fiscal year ended December 31, 2024 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Debra W. Huddleston

Anne K. Kratky

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REFLX_PROXY_042525

VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/prflex 3. Follow the simple instructions.
PO Box 211230, Eagan, MN 55121-9984

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-379-6846 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided

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PIMCO FLEXIBLE REAL ESTATE INCOME FUND (REFLX)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Ryan Leshaw, Timothy Bekkers and Jaime Dinan, collectively or individually, as his or her attorney-in-fact and proxy, each with full power of substitution, for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on April 25, 2025, beginning at 12:30 P.M. Pacific Time, and at any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting, and the accompanying Proxy Statement dated March 13, 2025. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. Please refer to the Proxy Statement for a discussion of the Proposal.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100303 – REFLX_Trad_425

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 25, 2025.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/REFLX

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the nominees. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in their sole discretion.

The Board of Trustees recommends that you vote “FOR” each of the nominees.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.	To elect Trustees of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Kym M. Hubbard	☐	☐	☐
(02) Alan Alperin
*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

100303 – REFLX_Trad_425